UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 16, 2011

HMS HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

New York	0-50194	11-3656261
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

401 Park Avenue South, New York, New York	10016
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 725-7965

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Form 8-K/A is being filed as an amendment (“Amendment No. 1”) to the Current Report on Form 8-K filed by HMS Holdings Corp. (the “Registrant”) with the U.S. Securities and Exchange Commission on December 16, 2011, in which the Registrant reported that it had completed its acquisition of HDI Holdings, Inc. (HDI). This Amendment No. 1 is being filed to provide the financial information required by Item 9.01 for Form 8-K which was excluded from the initial filing in reliance on Item 9.01(a)(4) of Form 8-K.

Item 9.01.   Financial Statements and Exhibits.

(a)   Financial Statements of Business Acquired.

The audited consolidated financial statements of HDI, including the consolidated balance sheets as of September 30, 2011 and December 31, 2010 and the related consolidated statements of income, stockholder’s equity and cash flows for the nine months ended September 30, 2011 and for the year ended December 31, 2010 and notes thereto, are attached as Exhibit 99.2 and incorporated herein by reference.

(b)   Pro Forma Financial Information.

Unaudited pro forma consolidated condensed statements of income of HMS Holdings Corp. for the periods ended September 30, 2011 and December 31, 2010 are attached as Exhibit 99.3 and are incorporated herein by reference.

(c)   Shell Company Transactions

Not applicable.

(d)   Exhibits.

Exhibit No.	Description

2.1(1)*

Agreement and Plan of Merger dated as of November 7, 2011 by and among HMS Holdings Corp., HDI Holdings, Inc., Montmartre Merger Sub, Inc., and with respect to Articles II, VIII, IX and X only, Fortis Advisors LLC, as Securityholders’ Representative

10.1*	Credit Agreement dated December 16, 2011 among HMS Holdings Corp., the Guarantors Party thereto, the Lenders party thereto and Citibank, N.A. as Administrative Agent

23.1	Consent of Independent Registered Public Accounting Firm

99.1*	Press Release dated December 16, 2011

99.2	Audited consolidated financial statements of HDI Holdings Inc. as of September 30, 2011 and December 31, 2010 and for the nine months ended September 30, 2011 and for the year ended December 31, 2010

99.3	Unaudited pro forma consolidated condensed statements of income of HMS Holdings Corp. for the periods ended September 30, 2011 and December 31, 2010

*	Previously filed
(1)

The exhibits and schedules to the Merger Agreement were omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant agrees to furnish copies of any of such exhibits or schedules to the SEC upon request.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HMS HOLDINGS CORP.
(Registrant)

By:	/s/ Walter D. Hosp
Name:	Walter D. Hosp
Title:	Executive Vice President, Chief Financial Officer and Chief Administrative Officer

Dated: February 29, 2012

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EXHIBIT INDEX

Exhibit No.	Description

2.1(1)*

Agreement and Plan of Merger dated as of November 7, 2011 by and among HMS Holdings Corp., HDI Holdings, Inc., Montmartre Merger Sub, Inc., and with respect to Articles II, VIII, IX and X only, Fortis Advisors LLC, as Securityholders’ Representative

10.1*	Credit Agreement dated December 16, 2011 among HMS Holdings Corp., the Guarantors Party thereto, the Lenders party thereto and Citibank, N.A. as Administrative Agent

23.1	Consent of Independent Registered Public Accounting Firm

99.1*	Press Release dated December 16, 2011

99.2	Audited consolidated financial statements of HDI Holdings Inc. as of September 30, 2011 and December 31, 2010 and for the nine months ended September 30, 2011 and for the year ended December 31, 2010

99.3	Unaudited pro forma consolidated condensed statements of income of HMS Holdings Corp. for the periods ended September 30, 2011 and December 31, 2010

*	Previously filed
(1)

The exhibits and schedules to the Merger Agreement were omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant agrees to furnish copies of any of such exhibits or schedules to the SEC upon request.

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